UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest reported event):  March 8, 2016

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POSTROCK ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

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Commission File No. 001-34635

Delaware	27-0981065
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)
210 Park Avenue Oklahoma City, Oklahoma (Address of Principal Executive Offices)	73102 (Zip Code)

Registrant’s Telephone Number, including Area Code:  (405) 600-7704

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01Other Events.

PostRock Energy Corporation announced that it has received written notice March 8, 2016 from the Administrative Agent of the Third Amended and Restated Credit Agreement originally dated December 20, 2012 (the “Credit Agreement”), that the lenders have accelerated the balance of PostRock’s indebtedness and that the entire outstanding principal balance and all interest accrued thereon is immediately due and payable.

PostRock continues to analyze various alternative methods to monetize its assets.

PostRock believes that the aggregate proceeds from any such transaction will be substantially less than the amount required to repay in full its indebtedness and that its stockholders will lose their entire investment.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated March 14, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POSTROCK ENERGY CORPORATION

/s/ Casey E. Bigelow
Casey E. Bigelow
Chief Accounting Officer, Secretary and Treasurer

Date: March 14, 2016